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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 7, 2002


                         SUNNYLAND HOLDINGS CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                   33-79320                   54-1706550
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


6231 Leesburg Pike, SUITE 308
Falls Church, Virginia                                                     22044
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(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code (703) 237-8229

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 25, 2002 the Registrant's principal accountant responsible for auditing the company's financing statements resigned. A new auditor has not been engaged to date.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNNYLAND HOLDINGS CORPORATION

                                    BY /s/ Albert L. Stewart
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                                    Albert L. Stewart, Vice President, Secretary

                                    Date March 8, 2002
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